UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): January 27, 2020
ION Geophysical Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	1-12691 (Commission file number)	22-2286646 (I.R.S. Employer Identification No.)

2105 CityWest Blvd., Suite 100 Houston, Texas (Address of principal executive offices)	77042-2855 (Zip Code)

Registrant’s telephone number, including area code: (281) 933-3339

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	IO	New York Stock Exchange (NYSE)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, on May 29, 2019, ION Geophysical Corporation (the "Company") appointed Christopher T. Usher, 58, its President and Chief Executive Officer. In connection with such appointment, on January 27, 2020, the Company entered into an Employment Agreement (the “Employment Agreement”) with Mr. Usher, which provides for an initial term through August 31, 2021, with three two-year extensions through August 31, 2027, unless employment is terminated by either party on sixty (60) days advance written notice. As reflected in the Employment Agreement, Mr. Usher’s initial annual base salary as President and CEO is $525,000. Mr. Usher will be entitled to participate in the Company’s annual incentive plan with an initial target award level of 100%, subject to annual review by the Company’s board, and also participate in the Company’s then applicable long-term incentive plan. The Employment Agreement also contains customary non-competition, non-solicitation and confidentiality covenants. Furthermore, if Mr. Usher’s employment is terminated by the Company without Cause (as defined in the Employment Agreement) or by Mr. Usher for Good Reason (as defined in the Employment Agreement), Mr. Usher will be entitled to, among other things, a payment equal to two times his base salary, continued health insurance coverage, and full vesting of outstanding restricted stock awards, stock options and stock appreciation rights that would have vested within two (2) years of the termination date.

The foregoing summary description of the Employment Agreement is qualified in its entirety by reference to the full text of the agreement, filed as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits

Exhibit Number	Description

10.1	Employment Agreement dated January 27, 2020, between Christopher T. Usher and ION Geophysical Corporation.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 27, 2020	ION GEOPHYSICAL CORPORATION
By: /s/ MATTHEW POWERS Matthew Powers Executive Vice President, General Counsel and Corporate Secretary